UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                           _____________________

                                 FORM 8-K

                             CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                             July 30, 2003
______________________________________________________________________________
             Date of report (Date of earliest event reported)


                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


           Maryland                   000-29949                  31-1686242
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


6100 West Chester Road, West Chester, Ohio                        45069
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


                              (513) 870-3530
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

Exhibit No.         Description
___________         ___________


       99.1         Press Release, dated July 30, 2003



Item 12.  Results of Operations and Financial Condition
          _____________________________________________


     On July 30, 2003, Peoples Community Bancorp, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PEOPLES COMMUNITY BANCORP, INC.



  Date: August 4, 2003        By: /s/ Jerry D. Williams
                                 --------------------------------------
                                 Jerry D. Williams
                                 President and Chief Executive Officer































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